                       Securities and Exchange Commission

                              Washington, DC 20549

                                   Form 8 - K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 22, 2002

                         STERLING FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)



      Pennsylvania                 0-16276                23-2449551
      ------------                 -------                ----------
     (State or other       (Commission File Number)      (IRS Employer
     jurisdiction of                                  Identification No.)
     incorporation)

101 North Pointe Boulevard, Lancaster, Pennsylvania         17601-4133
---------------------------------------------------         ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code        (717) 581-6030
                                                          --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not Applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On October 22, 2002, Sterling Financial Corporation issued a press release announcing third quarter 2002 earnings. The aforementioned is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 6. RESIGNATION'S OF REGISTRANT'S DIRECTORS.

        Not Applicable.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)   Not Applicable.

        (b)   Not Applicable.

        (c)   Exhibits:

              99.1   Press Release of Registrant, dated October 22, 2002
                     Re: Registrant announces third quarter 2002 earnings.

ITEM 8. CHANGES IN FISCAL YEAR.

        Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE.

        Not Applicable.


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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STERLING FINANCIAL CORPORATION




                                    By:  /s/ J. Roger Moyer, Jr.
                                         -------------------------------------
                                         J. Roger Moyer, Jr.
                                         President and Chief Executive Officer




DATE October 25, 2002

                                  EXHIBIT INDEX


                                                         Page Number in Manually
 Exhibit                                                     Signed Original
 -------                                                     ---------------
99.1          Press Release, of  Sterling Financial                 5
              Corporation dated October 22, 2002


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